Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated December 5, 2012

to the Statement of Additional Information

Dated April 2, 2012 (as revised June 1, 2012) (as supplemented thereafter)

Disclosure Relating to the Allianz Funds Multi-Strategy Trust

The second sentence of the first paragraph under the section titled “Non-U.S. Securities” under “Investment Objectives and Policies” will be restated as follows:

The Funds sub-advised by RCM consider non-U.S. securities to include the following types of equity and equity-related instruments (together, for these purposes, “non-U.S. securities”): securities of companies that are organized or headquartered outside the U.S., excluding companies whose shares are traded principally on U.S. markets but are incorporated outside of the U.S. for tax or other purposes; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities.

Please retain this Supplement for future reference.